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                                                                   Exhibit 23(b)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

OMNIBANCORP
Denver, Colorado

We hereby consent to the use in the Proxy Statement/Prospectus constituting part of this Amendment Number 1 to the Registration Statement on Form S-4 of our report dated January 12, 1994 relating to the consolidated financial statements of OMNIBANCORP, which are contained in that Proxy Statement/Prospectus. We also consent to the reference to us under the caption "Experts" in the Proxy Statement/Prospectus.

                                                           /s/ BDO Seidman
                                                           BDO Seidman

Denver, Colorado
January 31, 1995